PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment

At December 31, 2015 and December 31, 2014, property and equipment consisted of the following:

	December 31,		Depreciable Life
	2015	2014	(Years)
Furniture & Fixtures	$49,088	$32,107	7
Computer Equipment	50,522	40,024	5
Total Fixed Assets	99,610	72,131
Less: Accumulated Depreciation	(48,305)	(34,057)
Total Fixed Assets, net	$51,305	$38,074